U.S. Securities and Exchange Commission

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

of earliest event reported)

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 10, 2012

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Commission File No. 333-123465

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Universal Bioenergy, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	20-1770378
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

19800 Mac Arthur Blvd., Ste. 300

Irvine, CA 92612

 (Address of principal executive offices)

  (949) 559-5017

(Issuer’s telephone number)

(1)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(2)

As used in this report, the terms "we", "us", "our", "our company" “Universal” refer to Universal Bioenergy, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Section 8 - Other Events

Item 8.01 Other Events

Shareholder Conference Call

Universal Bioenergy Inc., will conduct a conference call to discuss information that will be of interest to its investors and shareholders. Members of Universal’s executive management staff will be participating on the call.

The conference call is scheduled for Friday, July 13, 2012, at 11:30 a.m, Eastern Standard Time. The conference call is only open to shareholders and investors of Universal, and not to the general public. The call will be recorded. Individual investors and shareholders are invited to participate in the conference call, and must register on the Company’s website to obtain the conference call phone number and access code. The website address is; www.universalbioenergy.com.

Agenda

The shareholder conference call will discuss the following issues;

1.	Past operations of the Company
2.	Current business operations of the Company
3.	Future outlook and long-term plans of the Company
4.	Plans to up-list to NASDAQ
5.	Special stock dividend
6.	Status of Depository Trust (DTC) “Chill”
7.	Questions from shareholders*

* Shareholders should submit any questions they may have at least 24 hours prior to the call, to ensure that as many shareholder questions as possible can be answered, as these will be grouped into general categories. The questions should be submitted via the website registration page for the Company to review and answer on the call, as time permits and in accordance with SEC guidelines.

Participants are encouraged to register in advance to receive the phone number and access code. Participants should call in at least 15 minutes prior to the scheduled conference call time to ensure participation.

Item 9.01 Financial Statements and Exhibits.

(d) None

(3)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Bioenergy, Inc.
Date: July 10, 2012	By:	/s/ Vince M. Guest
Vince M. Guest Chief Executive Officer